UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Event Requiring Report: October 17, 2001




                         Wichita Development Corporation
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             (Exact Name of Registrant as Specified on its Charter)


                 0-29383                               88-0356200
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          (Commission File Number)        (IRS Employer Identification Number)


                                     NEVADA
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         (State or Other Jurisdiction of Incorporation or Organization)




                          268 West 400 South, Suite 300
                           Salt Lake City, Utah 84101
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                    (Address of Principal Executive Offices)


                                 (801) 575-8073
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)






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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On October 17, 2001, the Company entered into a Stock Purchase Agreement with Axia Group, Inc. wherein the Company agreed to purchase from Axia Group, Inc., a Nevada corporation, approximately 85.6% of the issued and outstanding shares of Kearns Development Corporation ("Kearns"), a Nevada corporation which owns real estate consisting of a fully rented office building located in Salt Lake County, Utah. The Company will receive 18,100,000 shares of Kearns common stock in exchange for 80,000,000 shares of the Company's common stock. See Exhibit A.

Kearns owns an office building located in Salt Lake County, Utah. The Kearns building is a 11,709 square foot, single story office building located in a south western suburb of Salt Lake City, Utah. The property is considered class "B" space The occupancy rate is currently 100%. The building is rented at an average of approximately $11.44 a square foot by the current tenants. As of June 1, 2001 Kearns had three leases in place. The first lease is with the Deseret Mutual Benefit Administrators, an insurance provider that occupies approximately 4,000 square feet (34%) of the building. The lease currently provides for monthly payments of $3,425 a month with annual increases of four percent (4%).The Deseret lease expires on September 30, 2003. The second lease is with the State of Utah Court Administrator, a probation oversight office that occupies approximately 3,500 square feet (30%) of the building. The lease is paid on an annual basis that currently equates to a monthly rate of $3,743. The State of Utah lease expires on September 30, 2003. The third lease is with the Salt Lake Community Action Program which occupies approximately 3,920 square feet (33.5%) of the building. The lease is for a term of three years beginning on June 1, 2001 and ending on May 31, 2004, with the monthly rents for 2001 set at $3,335, 2002 at $3,468 and 2003 at $3,607.

On November 1, 1999, Kearns entered into a three year lease agreement, with an option to purchase, on an identical single story office building at the same location as the building presently owned by Kearns. The terms of this lease and option agreement entitle Kearns to lease this second building for a three year period with the option to purchase though October 31, 2002. The purchase price for the second building is $625,000 if closed before October 31, 2001 and $650,000 if closed before October 1, 2002.

Wichita made the acquisition as part of its ongoing business plan to increase ownership of commercial properties.

ITEM 5.  OTHER EVENTS

On October 1, 2001, Mel S. Martin and Edward T. Wells accepted appointment as directors of the Corporation. On October 5, 2001, Jim Dendy accepted appointment as a director of the Corporation. On October 12, 2001, the Board of Directors appointed Edward T. Wells to serve as CEO of the Company and Mel S. Martin to serve as Corporate Secretary.


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ITEM 7.           Financial Statements and Exhibits

The following exhibit is included as part of this report:

EXHIBIT           PAGE
NO.               NO.          DESCRIPTION

1                 3          Stock Purchase Agreement dated October 17, 2001

Pro forma financial statements, as required, will be filed by amendment within the time allowed by rule.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2001

                                  Wichita Development Corporation


                                        Edward T. Wells
                                  By:----------------------------
                                       Edward T. Wells, CEO

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



                            STOCK PURCHASE AGREEMENT


                                     BETWEEN


                         WICHITA DEVELOPMENT CORPORATION

                                       AND

                                AXIA GROUP, INC.





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



                            STOCK PURCHASE AGREEMENT
                                TABLE OF CONTENTS

Purchase and Sale.............................................................2

Purchase Price................................................................2

Warranties and Representations of Axia........................................2

Warranties and Representations of Wichita.....................................4

Term..........................................................................5

Conditions Precedent to Closing...............................................5

Termination...................................................................5

Miscellaneous Provisions......................................................6

Closing.......................................................................6

Governing Law.................................................................6

Counterparts..................................................................6

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



                            STOCK PURCHASE AGREEMENT


         THIS STOCK PURCHASE AGREEMENT ("Agreement") agreementated October 17, 2001, by, between and among WICHITA DEVELOPMENT CORPORATION, a Nevada Corporation ("Wichita"), and AXIA GROUP, INC., a Nevada corporation, ("AXIA").

         WHEREAS, Axia owns in excess of 90% of the issued and outstanding common stock of Kearns Development Corporation ("Kearns"), a Nevada corporation, which owns real property located in Salt Lake County, Utah; and

         WHEREAS, Axia desires to sell and Wichita desires to purchase Eighteen Million One Hundred Thousand (18,100,000) shares of common stock, representing an interest in excess of eighty percent (80%) of the issued and outstanding shares of Kearns in exchange for the transfer of a total of Eighty Million (80,000,000) shares of the common stock of Wichita to Axia;

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties herein contained, the parties hereby agree as follows:

I. Purchase and Sale. Axia hereby agrees to sell, transfer, assign and convey to Wichita and Wichita hereby agrees to purchase and acquire from Axia, Eighteen Million One Hundred Thousand (18,100,000) shares of the common voting stock of Kearns Development Corporation, a Nevada corporation.

II. Purchase Price. The aggregate purchase price to be paid by Wichita for the Eighteen Million One Hundred Thousand shares of stock of Kearns Eighty Million (80,000,000) shares of common stock in Wichita.

III. Warranties and Representations of Axia. In order to induce Wichita to enter into the Agreement and to complete the transaction contemplated hereby, Axia warrants and represents to Wichita that:

          A. Organization and Standing. Axia is a corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation, is qualified to do business as a foreign corporation in every other state or jurisdiction in which it operates to the extent required by the laws of such states and jurisdictions, and has full Power and authority to carry on its business as now conducted and to own and operate its assets, properties and business.

          B. Ownership of the Shares. As of the Date hereof, Axia is the sole owner of the Eighteen Million One Hundred Thousand Shares being purchased by Wichita pursuant to this Agreement, free and clear of all liens, encumbrances and restrictions, other then those imposed due to the fact the shares have not been registered with the Securities and Exchange Commission and carry a Rule 144 legend.

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          C.   Taxes. Axia has filed all federal, state and local income or other tax returns and reports that it is required to file with all governmental agencies, wherever situate, and has paid or accrued for payment all taxes as shown on such returns, such that a failure to file, pay or accrue will not have a material adverse effect on Axia or the shares of Kearns stock which are the subject of this Agreement .

          D. Pending Actions. There are no material legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or to the knowledge of Axia threatened, against or affecting Kearns Development Corporation and/or the Kearns Shares. Axia is not in violation of any material law, ordinance or regulation of any kind whatever, including, but not limited to the Securities Act of 1933, (the "33 Act"), the Securities Exchange Act of 1934, as amended (the "34 Act") the Rules and Regulations of the U.S. Securities and Exchange Commission ("SEC"), or the Securities Laws and Regulations of any state.

          E. Governmental Regulation. The completion of the transactions contemplated by the Agreement will not, in and of themselves, violate any governmental law, rule or regulation which would in any way affect or jeopardize the validity of this Agreement.

          F. Ownership of Assets. Axia has good, marketable title, without any liens or encumbrances of any nature whatever, to the Kearns shares which are the subject of this Agreement

          G. No Misleading Statements or Omissions. Neither the Agreement nor any financial statement, exhibit, schedule or document attached hereto, contains any materially misleading statement, or omits any fact or statement necessary to make the other statements or facts therein set forth not materially misleading.

          H. Validity of the Agreement. All corporate action and other proceedings required to be taken by Axia in order to enter into and to carry out the Agreement have been duly and properly taken. No additional corporate or other action on the part of Axia is required in connection with this Agreement, or the transaction contemplated herein. The Agreement has been duly executed by Axia, and constitutes the valid and binding obligation of Axia, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or affecting generally the enforcement of creditors rights. The execution and delivery of the Agreement and the carrying out of its purposes will not result in the breach of any of the terms or conditions of, or constitute a default under or violate Axia's Certificate of Incorporation or document of undertaking, oral or written, to which Axia is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule or regulation of any court,

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               regulatory agency or other governmental body; and the business now conducted by Axia can continue to be so conducted after completion of the transaction contemplated hereby.

          I. Enforceability of the Agreement. When duly executed and delivered, the Agreement and the Exhibits hereto which are incorporated herein and made a part hereof are legal, valid, and enforceable by Wichita according to their terms, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or affecting generally the enforcement of creditors rights and that at the time of such execution and delivery, Wichita will have acquired title in and to the Kearns shares free and clear of all claims, liens and encumbrances.

IV. Warranties and Representations of Wichita. In order to induce Axia to enter into the Agreement and to complete the transaction contemplated hereby, Wichita warrants and represents to Axia that:

          A. Organization and Standing. Wichita is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, is qualified to do business as a foreign corporation in every other state in which it operates to the extent required by the laws of such states, and has full power and authority to carry on its business as now conducted and to own and operate its assets, properties and business.

          B. No Misleading Statements or Omissions. Neither the Agreement nor any financial statement, exhibit, schedule or document attached hereto or presented to Axia in connection herewith contains any materially misleading statement, or omits any fact or statement necessary to make the other statements of facts therein set forth not materially misleading.

          C. Validity of the Agreement. All corporate action and proceedings required to be taken by Wichita in order to enter into and to carry out the Agreement have been duly and properly taken. The Agreement has been duly executed by Wichita, and constitutes a valid and binding obligation of Wichita. The execution and delivery of the Agreement and the carrying out of its purposes will not result in the breach of any of the terms or conditions of, or constitute a default under or violate, Wichita's Certificate of Incorporation or By-Laws, or any agreement, lease, mortgage, bond, indenture, license or other document or undertaking, oral or written, to which Wichita is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule or regulation of any court regulatory agency or other governmental body.

          D. Enforceability of the Agreement. When duly executed and delivered, the Agreement and the Exhibits hereto which are incorporated herein and made a part hereof are legal, valid, and enforceable by Wichita according to their terms, and that at the time

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



               of such execution and delivery, Wichita will have acquired good, marketable title in and to the Kearns shares acquired herein, free and clear of all liens and encumbrances.

V. Term. All representations, warranties, covenants and agreements made herein and in the exhibits attached hereto shall survive the execution and delivery of the Agreement and payment pursuant thereto.

VI.       Conditions Precedent to Closing.

          A. The obligations of Wichita under the Agreement shall be and are subject to fulfillment, prior to or at the Closing of each of the following conditions:

               1. That Axia and its management representations and warranties contained herein shall be true and correct at the time of closing date as if such representations and warranties were made at such time;

               2. That Axia and its management shall have performed or complied with all agreements, terms and conditions required by the Agreement to be performed or complied with by them prior to or at the time of Closing;

          B. The obligations of Axia under the Agreement shall be and are subject to fulfillment, prior to, at the Closing or subsequent to the Closing of each of the following conditions:

               1. That Wichita's representations and warranties contained herein shall be true and correct at the time of Closing as if such representations and warranties were made at such time; and

               2. That Wichita shall have performed or complied with all agreements, terms and conditions required by the Agreement to be performed or complied with by it prior to or at the time of Closing.

VII. Termination. The Agreement may be terminated at any time before or; at Closing, by:

          A.   The mutual agreement of the parties;

          B.   Any party if:

               1. Any provision of the Agreement applicable to a party shall be materially untrue or fail to be accomplished.

               2. Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of the Agreement.


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


Upon termination of the Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each said party shall bear all costs and expenses as each party has incurred and no party shall be liable to the other.


VIII. Miscellaneous Provisions. This Agreement is the entire agreement between the parties in respect of the subject matter hereof, and there are no other agreements, written or oral, nor may the Agreement be modified except in writing and executed by all of the parties hereto. The failure to insist upon strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver or relinquishment of such right or Power at any other time or times.

IX. Closing. The Closing of the transactions contemplated by the Agreement ("Closing") shall take place at 1:00 P.M. on October 18,2001. The Closing shall occur at such place as the parties hereto shall agree upon. At the Closing, all of the documents and items referred to herein shall be exchanged.

X. Governing Law. The Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada.

XI. Counterparts. The Agreement may be executed in duplicate facsimile counterparts, each of which shall be deemed an original and together shall constitute one and the same binding Agreement, with one counterpart being delivered to each party hereto.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date and year above first written.

                           Wichita Development Corporation

                           By: /s/ Edward T. Wells
                              ------------------------------------------
                                    Edward T. Wells
                                    Its:   CEO


                           Axia Group, Inc.


                           By:    /s/Richard D. Surber
                               ------------------------------------------
                                     Richard D. Surber
                                    Its:   President







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